UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2021

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558			27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission file number)			(I.R.S. Employer Identification No.)

	One Manhattanville Road,		Suite 202
	Purchase,	New York	10577
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

2021 Annual Meeting of Stockholders

The Company expects to hold its next Annual Meeting of Stockholders (the “2021 Annual Meeting”) on May 11, 2021. The record date, time and location of the 2021 Annual Meeting will be set forth in the proxy statement for the 2021 Annual Meeting to be distributed to stockholders prior to the meeting.

Stockholder Proposal and Director Nominations Deadlines

Because the scheduled date of the 2021 Annual Meeting is more than 30 days before the anniversary of the Company’s 2020 Annual Meeting of Stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2021 Annual Meeting previously set forth in the Company’s 2020 proxy statement are no longer applicable. Pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of revised deadlines in connection with the 2021 Annual Meeting (i) for the submission of stockholder proposals in compliance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”) and (ii) under the advance notice provisions applicable to stockholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

Revised Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2021 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2021 Annual Meeting must be received by the Company’s Secretary at One Manhattanville Road, Suite 202, Purchase, New York 10577 no later than February 26, 2021, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2021 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting.

Revised Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Company’s Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company’s Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Company’s Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2021 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company’s Secretary no earlier than close of business on January 11, 2021 (the 120th day prior to the 2021 Annual Meeting date) and no later than close of business on February 26, 2021 (the later of the 90th day prior to the 2021 Annual Meeting date or the tenth day after public disclosure of the 2021 Annual Meeting date).

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021	TOWNSQUARE MEDIA, INC.

	By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

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